UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2004 (April 21, 2004)

General Dynamics Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-3671 (Commission File Number)	13-1673581 (IRS Employer Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia (Address of Principal Executive Offices)	22042-4523 (Zip Code)

(703) 876-3000
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition

     On April 21, 2004, General Dynamics announced its financial results for the quarter ended April 4, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

  Exhibits

     99.1 — General Dynamics press release dated April 21, 2004, with respect to the company’s financial results for the quarter ended April 4, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION
	by	/s/ John W. Schwartz John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)
Dated: April 21, 2004